Investment and advances in account of Investment	12 Months Ended
Dec. 31, 2023
Investment And Advances In Account Of Investment
Investment and advances in account of Investment

Note 7 - Investment and advances in account of Investment

1.	During August 2023, The Company, has signed an agreement to purchase from Yonatan Shachar, an Israeli citizen, 100% of the outstanding shares of S.Y. Calimero Entrepreneurship Ltd, an Israeli company that has a basic (limited) non-banking credit license allowing it to provide credit in Israel – for the total amount of NIS 125,000. The purchase was subject to a condition that the controlling shareholder of the Company, Menachem Shalom, would be granted a permit to control the purchased company. Such permit is needed to be granted by the Israeli Authority for Capital Markets, Insurance and Savings (“the condition”). NIS 40,000 were to be transferred upon the execution of the agreement and the rest were transferred to an escrow account and to be released to the Seller once the condition is satisfied. Subsequent to the reporting period, the condition was satisfied in April 2024, the purchase was completed and the shares were transferred.

2.	On June 2023, the company entered into a loan agreement with related parties, Mea Testing Systems Ltd (“Mea”) and it's parent company, Motomova Inc. (“Motomova”), in which the Company loaned Mea an amount of NIS 80,000 which bears an annual interest rate as defined in the loan agreement. On December 28, 2023, the original agreement was cancelled and the full amount was converted into 2,162,162 common shares of Motomova, $0.01 par value. The investment was recorded at cost as such security did not have a readily determinable fair value.